UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07840

Schroder Series Trust
 (Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Address of principal executive offices) (Zip code)

Michael Beattie
C/O SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-464-3108

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Schroder Mutual Funds

October 31, 2021	Annual Report

Fixed Income
Schroder Core Bond Fund

Schroder Mutual Funds

Table of Contents

Management Discussion and Analysis	1
Schedule of Investments
Core Bond Fund	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Disclosure of Fund Expenses	28
Trustees and Officers	29
Notice to Shareholders	32

Proxy Voting (unaudited)
A description of the Fund’s proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Fund’s Statement of Additional Information. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.
Form N-PORT (unaudited)
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds (unaudited)

Important Information Concerning Management Discussion and Analysis and Performance
Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2021. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. (“SIMNA”). The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.
Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting SIMNA at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

Schroder Core Bond Fund (unaudited)

Management discussion and analysis (As of December 15, 2021)
Performance
For the twelve-month period ended October 31, 2021, the Schroder Core Bond Fund (the “Fund”) returned 0.50% (R6 Shares) and 0.51% (Investor Shares) compared to the Bloomberg US Aggregate Bond Index (formerly known as the Bloomberg Barclays US Aggregate Bond Index) (the “Index”), which returned -0.48% during the same period.
Market Background
Rising inflation, soaring energy prices, record public debt and supply chain pressures across the globe are just a few of the factors currently impacting the market. Those factors combined with the continued spread of COVID-19 and the prevalence of exceptionally high valuations might suggest an environment where investors would be seeking to exit the market. However, despite this backdrop, global risk assets have had another bumper year thus far, while risk-free markets have struggled as rates have risen across the board.
Many of the supports that have buoyed markets in recent quarters remain with us. However, much of the easy money associated with the economic reopening may now be behind us. While the broad macroeconomic backdrop still appears supportive, the expectation of diminishing central bank support, more persistent inflation and high valuations suggest the next twelve months may offer more volatility and more subdued returns than the previous twelve.
Last year the broad strategy focused on maximizing market beta and letting the rising tide lift all boats, but today the situation is more nuanced. The fundamental and technical backdrops are still positive, which argue for a pro-cyclical stance. However, that stance should take into account spreads approaching the most expensive levels in 15 years, which are now mostly reflected in pricing.
While we believe there is still upside in more cyclical credits where the economy acts as a tailwind, generic spreads in more defensive credits with longer maturities now look like a poor risk/reward trade-off. Entering the year, we believed taxable municipals were one of the best opportunities in the investment grade universe. Following the strong performance during the first half of the year, we reduced our exposure to the sector which now appears expensive relative to other sectors in the universe. Two sectors where we have recently added modest exposure are securitized and emerging markets. Agency Mortgage-Backed Securities (“MBS”) has been a conspicuous underperformer this year, and we have tempered our underweight by adding to our exposure there, using expensive corporates as a funding source.
We believe understanding what has driven these extraordinary gains and whether they will persist is key to navigating markets in the coming quarters. The largest drivers in our view were extraordinary government intervention, significantly negative real interest rates and booming earnings which saw sales growth of 25% and earnings growth of over 90% through Q2 of this year. Understanding how these factors evolve will be key to understanding the evolution of the market in the coming months.
Portfolio Review
The Fund outperformed the Index for the twelve-month period ending October 31, 2021. Sector selection and issue selection were both positive factors driving excess returns, with yield curve and duration only modest detractors. Over the period spreads have tightened notably, and excess returns for investment grade corporates are nearly 500 bps on the back of the positive rollout of COVID-19 vaccines and the resolution of the US presidential election. Much of this positive return happened early in the trailing

Schroder Core Bond Fund (unaudited)

one-year period, as spreads were largely range-bound from the beginning of 2021 through October 31st. Positive sector selection resulted from the overweight to corporates, with financials leading but a notable contribution from industrials and taxable municipals. Banking was the largest contributor at the sub-sector level, however REITs, technology and communications were also positive contributors to a lesser degree. The Fund’s large underweight to MBS, which makes up a large part of the Index, had a negligible impact on relative performance as the sector had modestly negative total returns for the period. Issue selection was also a material positive contributor. There were also positive contributions from taxable municipals, agency MBS, and corporates, in generally equal amounts. The impact was spread across multiple issuers. Finally, yield curve detracted modestly as the curve flattened materially over the period. This impact is more a reflection of the sector allocation due to the overweight to corporates being the primary source of the yield curve impact with rates higher.
Outlook
It has been a stellar eighteen months for markets and the economy, which is in stark contrast to some of the human tragedies and supply chain challenges that have been experienced across the globe. While economic momentum and global demand for US fixed income currently remains firm, we believe it is likely that some of those impulses will fade in the coming months as central banks are anticipated to withdraw some of their extraordinary liquidity provisions. Earnings momentum is also expected to fade as it appears that input costs will remain stubbornly high and year-over-year comparisons become increasingly demanding. Ultimately, we believe central bank actions will have a significant impact on markets.
With valuations offering little or no margin for error, it is our view that the appropriate level of risk today is lower than it has been for several quarters. While we still see some opportunities in markets in the face of uncomfortably high inflation, historically low real yields and compressed credit spreads, we believe more caution is warranted across all strategies.
While the inflation data continues to rise, we believe the market will continue to build rate-hiking expectations into the front end of the curve. This could result in further curve flattening. Our expectation is that inflation may peak in Q1 2022 as some of the supply chain issues normalize, energy & food prices find stability and individuals come back to the labor markets. Our view is that, once it is clear that inflation has peaked, the U.S. Federal Reserve (the “Fed”), will be likely to revert to a more dovish posture, focusing once again on the employment portion of their mandate. This could result in the curve steepening, repricing of term/inflation risk premium in the long end, and the pricing of fewer rate hikes in the front end. Ultimately, we believe this will be more in line with the Fed’s goal of not hiking into very flat yield curves. The last time the Fed did that (in 2018), it was forced to reverse course, as the economic momentum slowed materially.

Schroder Core Bond Fund (unaudited)

Comparison of Change in the Value of a $1,000,000 Investment in
the Schroder Core Bond Fund R6 and Investor Shares vs. the Bloomberg U.S. Aggregate Bond Index.

The Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least one year remaining to maturity. The Index is not managed.

Performance Information
	One Year Ended October 31, 2021	Annualized Since Inception
Schroder Core Bond Fund
R6 Shares	0.50%	4.86	%(a)
Investor Shares	0.51%	4.38	%(b)
Bloomberg U.S. Aggregate Bond Index	-0.48%	4.13	%(a)

(a)	From commencement of fund operations January 31, 2018.
(b)
Effective June 30, 2020, the Schroder Total Return Fixed Income Fund, Investor Class, merged into the Schroder Core Bond Fund, Investor Class. The performance information provided in the above table for periods prior to June 30, 2020 reflects the performance of the Investor Shares of the Schroder Total Return Fixed Income Fund.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
United States Treasury Bond 2.375%, 05/15/51	4.3%
United States Treasury Bond 2.000%, 08/15/51	3.2
United States Treasury Bond 1.750%, 08/15/41	3.1
FNMA 2.500%, 06/01/51	3.0
United States Treasury Note 0.375%, 08/15/24	2.7

Sector Allocation
Sector	% of Net Assets
Corporate Obligations	53.0%
U.S. Treasury Obligations	22.1
U.S. Government Mortgage-Backed Obligations	18.0
Asset-Backed Securities	4.1
Taxable Municipal Bonds	1.8
Other Assets less Liabilities	1.0

Schroder Core Bond Fund

Schedule of Investments
October 31, 2021

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS – 53.0%
	Communication Services – 5.5%
	AT&T
172,000	3.000%, 06/30/22	174,032
482,000	2.750%, 06/01/31	490,305
188,000	1.650%, 02/01/28	183,378
	Charter Communications Operating LLC
820,000	3.500%, 06/01/41	805,010
349,000	2.250%, 01/15/29	342,605
	Comcast
301,000	3.950%, 10/15/25	330,738
	Discovery Communications LLC
361,000	3.625%, 05/15/30	388,383
93,000	2.950%, 03/20/23	95,735
	T-Mobile USA
1,024,000	3.875%, 04/15/30	1,119,645
	Verizon Communications
103,000	4.329%, 09/21/28	117,575
120,000	4.016%, 12/03/29	134,482
148,000	3.150%, 03/22/30	156,732
228,000	1.225%, VAR ICE LIBOR USD 3 Month + 1.100%, 05/15/25	233,045
		4,571,665
	Consumer Discretionary – 4.5%
	AutoNation
44,000	4.500%, 10/01/25	48,240
	Becle (1)
770,000	2.500%, 10/14/31	757,626
	General Motors
223,000	6.125%, 10/01/25	258,816
	General Motors Financial
226,000	3.250%, 01/05/23	232,126
150,000	2.400%, 10/15/28	149,062
983,000	1.500%, 06/10/26	967,888
	Hyundai Capital America MTN (1)
728,000	1.500%, 06/15/26	712,376
	JDE Peet’s (1)
433,000	1.375%, 01/15/27	422,793
	Magna International
53,000	4.150%, 10/01/25	58,226
	McDonald’s MTN
137,000	3.625%, 09/01/49	153,089
		3,760,242

Principal Amount ($)		Value $
	Consumer Staples – 1.4%
	7-Eleven (1)
336,000	0.578%, VAR ICE LIBOR USD 3 Month + 0.450%, 08/10/22	336,070
	Boston Scientific
87,000	3.450%, 03/01/24	91,751
	CVS Health
79,000	5.050%, 03/25/48	103,863
41,000	4.300%, 03/25/28	46,419
120,000	4.250%, 04/01/50	145,315
	Quanta Services
282,000	0.950%, 10/01/24	279,719
	Thermo Fisher Scientific
200,000	2.000%, 10/15/31	195,733
		1,198,870
	Energy – 3.6%
	Canadian Natural Resources
129,000	6.250%, 03/15/38	172,502
	Cenovus Energy
106,000	2.650%, 01/15/32	103,378
	Duke Energy
415,000	2.450%, 06/01/30	414,860
	Enbridge
69,000	4.250%, 12/01/26	76,714
	Energy Transfer Partners
267,000	3.600%, 02/01/23	274,245
	Equinor
380,000	2.375%, 05/22/30	389,272
	Marathon Petroleum
139,000	4.500%, 05/01/23	146,012
	MPLX
157,000	5.200%, 03/01/47	193,751
142,000	4.500%, 04/15/38	159,984
	ONEOK
94,000	6.350%, 01/15/31	119,437
	Phillips 66 Partners
102,000	3.750%, 03/01/28	111,419
140,000	3.605%, 02/15/25	148,511
	Plains All American Pipeline
331,000	3.800%, 09/15/30	349,700
177,000	3.550%, 12/15/29	184,678
	Williams Partners
151,000	4.300%, 03/04/24	161,519
		3,005,982

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2021

Principal Amount ($)		Value $
	Financials – 26.1%
	AerCap Ireland Capital DAC
428,000	3.300%, 01/30/32	435,601
	Aflac
2,000	6.450%, 08/15/40	2,874
	Alexandria Real Estate Equities
218,000	2.000%, 05/18/32	209,979
	Ally Financial
354,000	2.200%, 11/02/28	349,467
	American International Group
228,000	3.900%, 04/01/26	250,347
	Banco Santander
200,000	1.722%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 09/14/27	196,985
	Bank of America
349,000	3.004%, VAR ICE LIBOR USD 3 Month + 0.790%, 12/20/23	358,136
293,000	2.572%, VAR United States Secured Overnight Financing Rate + 1.210%, 10/20/32	293,594
	Bank of America MTN
512,000	3.500%, 04/19/26	552,876
371,000	3.248%, 10/21/27	395,605
30,000	2.456%, VAR ICE LIBOR USD 3 Month + 0.870%, 10/22/25	31,025
	Bank of Ireland Group (1)
285,000	4.500%, 11/25/23	303,929
1,074,000	2.029%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 09/30/27	1,059,909
	Barclays
796,000	3.564%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.900%, 09/23/35	821,007
621,000	2.852%, VAR United States Secured Overnight Financing Rate + 2.714%, 05/07/26	646,144
	BNP Paribas (1)
355,000	2.219%, VAR United States Secured Overnight Financing Rate + 2.074%, 06/09/26	361,355
220,000	2.159%, VAR United States Secured Overnight Financing Rate + 1.218%, 09/15/29	216,064

Principal Amount ($)		Value $
	Citigroup
56,000	4.300%, 11/20/26	62,142
734,000	3.200%, 10/21/26	780,337
409,000	0.981%, VAR United States Secured Overnight Financing Rate + 0.669%, 05/01/25	407,199
	Credit Agricole MTN (1)
280,000	1.144%, VAR ICE LIBOR USD 3 Month + 1.020%, 04/24/23	283,521
	Credit Suisse Group (1)
428,000	3.091%, VAR United States Secured Overnight Financing Rate + 1.730%, 05/14/32	435,773
	Danske Bank (1)
690,000	1.621%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.350%, 09/11/26	685,246
	Equitable Financial Life Global Funding (1)
203,000	1.400%, 08/27/27	198,373
	Equitable Holdings
100,000	4.350%, 04/20/28	113,191
	GE Capital International Funding Unlimited
672,000	3.373%, 11/15/25	724,989
	Goldman Sachs Group
90,000	3.500%, 11/16/26	96,431
356,000	1.948%, VAR United States Secured Overnight Financing Rate + 0.913%, 10/21/27	356,345
	Healthcare Realty Trust
151,000	2.400%, 03/15/30	151,171
	Healthpeak Properties
127,000	3.250%, 07/15/26	135,868
	HSBC Holdings
657,000	2.633%, VAR United States Secured Overnight Financing Rate + 1.402%, 11/07/25	679,343
400,000	2.099%, VAR United States Secured Overnight Financing Rate + 1.929%, 06/04/26	404,968
	JPMorgan Chase
131,000	2.950%, 10/01/26	138,603
689,000	2.005%, VAR United States Secured Overnight Financing Rate + 1.585%, 03/13/26	702,142
580,000	1.578%, VAR United States Secured Overnight Financing Rate + 0.885%, 04/22/27	574,373

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2021

Principal Amount ($)		Value $
	Lloyds Banking Group
280,000	2.438%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.000%, 02/05/26	288,112
712,000	1.627%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 05/11/27	703,754
	Macquarie Group MTN (1)
579,000	1.629%, VAR United States Secured Overnight Financing Rate + 0.910%, 09/23/27	567,947
	Moody’s
90,000	4.875%, 02/15/24	97,240
	Morgan Stanley
114,000	3.625%, 01/20/27	123,900
	Morgan Stanley MTN
151,000	3.950%, 04/23/27	165,744
196,000	1.593%, VAR United States Secured Overnight Financing Rate + 0.879%, 05/04/27	194,174
	NatWest Group
560,000	3.073%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.550%, 05/22/28	586,822
582,000	1.642%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 06/14/27	574,971
	Santander UK Group Holdings
660,000	1.673%, VAR United States Secured Overnight Financing Rate + 0.989%, 06/14/27	648,968
900,000	1.089%, VAR United States Secured Overnight Financing Rate + 0.787%, 03/15/25	895,681
	Standard Chartered (1)
1,346,000	2.678%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.200%, 06/29/32	1,318,397
	Truist Bank
277,000	2.250%, 03/11/30	276,966
	UniCredit (1)
883,000	3.127%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 06/03/32	878,831
	Wells Fargo
212,000	3.000%, 04/22/26	224,381

Principal Amount ($)		Value $
	Wells Fargo MTN
271,000	2.406%, VAR United States Secured Overnight Financing Rate + 1.087%, 10/30/25	279,870
380,000	2.393%, VAR United States Secured Overnight Financing Rate + 2.100%, 06/02/28	386,220
		21,626,890
	Healthcare – 2.4%
	Abbott Laboratories
90,000	3.400%, 11/30/23	94,453
	AbbVie
108,000	3.850%, 06/15/24	115,133
105,000	3.800%, 03/15/25	113,166
206,000	3.600%, 05/14/25	220,867
66,000	3.450%, 03/15/22	66,406
21,000	3.200%, 11/06/22	21,471
457,000	3.200%, 11/21/29	488,364
	Aetna
225,000	2.800%, 06/15/23	231,872
	Anthem
11,000	4.101%, 03/01/28	12,382
	Becton Dickinson
42,000	3.734%, 12/15/24	45,047
	Cardinal Health
160,000	3.079%, 06/15/24	167,895
	CommonSpirit Health
371,000	3.347%, 10/01/29	395,593
		1,972,649
	Industrials – 0.3%
	Raytheon Technologies
154,000	3.950%, 08/16/25	168,104
	Xylem
102,000	1.950%, 01/30/28	101,952
		270,056
	Information Technology – 1.6%
	Oracle
400,000	3.600%, 04/01/40	416,861
	Qorvo
47,000	4.375%, 10/15/29	50,466
	VMware
745,000	2.200%, 08/15/31	724,988
141,000	1.800%, 08/15/28	137,446
		1,329,761

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2021

Principal Amount ($)		Value $
	Materials – 1.1%
	Anglo American Capital (1)
582,000	2.250%, 03/17/28	572,070
	Yamana Gold (1)
344,000	2.630%, 08/15/31	335,729
		907,799
	Real Estate – 4.7%
	American Tower REIT
139,000	2.400%, 03/15/25	143,211
	Boston Properties REIT
398,000	3.400%, 06/21/29	426,739
822,000	2.450%, 10/01/33	795,858
	Crown Castle International REIT
6,000	3.800%, 02/15/28	6,579
158,000	3.200%, 09/01/24	166,437
1,160,000	2.100%, 04/01/31	1,112,524
	ERP Operating REIT
264,000	3.000%, 07/01/29	280,558
	Kimco Realty REIT
494,000	2.700%, 10/01/30	507,373
	Sabra Health Care REIT
437,000	3.200%, 12/01/31	427,540
		3,866,819
	Utilities – 1.8%
	Enel Finance International (1)
389,000	1.875%, 07/12/28	381,662
	Entergy
361,000	2.800%, 06/15/30	369,636
	Public Service Enterprise Group
457,000	1.600%, 08/15/30	428,741
	Southern
303,000	2.950%, 07/01/23	312,877
		1,492,916
	TOTAL CORPORATE OBLIGATIONS
	(Cost $43,288,330)	44,003,649
	U.S. TREASURY OBLIGATIONS – 22.1%
	United States Treasury Bills (2)
87,000	0.050%, 02/17/22	86,986
579,300	0.037%, 02/03/22	579,215
649,700	0.026%, 12/02/21	649,665
	United States Treasury Bonds
3,251,400	2.375%, 05/15/51	3,573,492
2,658,000	2.000%, 08/15/51	2,695,793
2,689,000	1.750%, 08/15/41	2,588,583

Principal Amount ($)		Value $
	United States Treasury Notes
1,800,000	1.625%, 12/31/21	1,804,485
234,000	1.250%, 08/15/31	227,382
646,000	1.125%, 08/31/28	631,970
142,000	0.875%, 09/30/26	139,925
151,000	0.750%, 08/31/26	147,968
755,600	0.375%, 04/15/24	750,435
2,264,000	0.375%, 08/15/24	2,242,775
310,000	0.375%, 09/15/24	306,852
1,042,600	0.125%, 11/30/22	1,042,070
273,000	0.125%, 07/31/23	271,571
562,000	0.125%, 08/31/23	558,773
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $18,273,865)	18,297,940
	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS – 18.0%
	Federal Home Loan Mortgage Corporation – 8.5%
	FHLMC
1,545,412	2.500%, 05/01/51	1,588,315
1,113,642	2.500%, 08/01/51	1,144,558
1,144,894	2.500%, 11/01/51	1,177,196
2,002,076	2.000%, 02/01/51	2,003,224
1,178,117	2.000%, 11/01/51	1,178,786
		7,092,079
	Federal National Mortgage Association – 9.5%
	FNMA
2,420,117	2.500%, 06/01/51	2,491,072
1,144,962	2.500%, 11/01/51	1,176,748
1,166,767	2.000%, 12/01/35	1,198,225
677,142	2.000%, 12/01/50	677,526
1,131,553	2.000%, 08/01/51	1,132,196
1,178,392	2.000%, 11/01/51	1,179,061
		7,854,828
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	(Cost $15,110,908)	14,946,907
	ASSET-BACKED SECURITIES – 4.1%
	Cedar Funding VI CLO, Series 2021-6A, Class ARR (1)
486,000	1.182%, VAR ICE LIBOR USD 3 Month + 1.050%, 04/20/34	485,878

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2021

Principal Amount ($)		Value $
	Dewolf Park CLO, Series 2021-1A, Class AR (1)
500,000	1.044%, VAR ICE LIBOR USD 3 Month + 0.920%, 10/15/30	499,874
	Goldentree Loan Management US CLO 2, Series 2021-2A, Class AR (1)
606,000	1.284%, VAR ICE LIBOR USD 3 Month + 0.910%, 11/20/30	605,849
	Madison Park Funding XVIII, Series 2017-18A, Class A1R (1)
800,000	1.320%, VAR ICE LIBOR USD 3 Month + 1.190%, 10/21/30	800,970
	Madison Park Funding XXVI, Series 2017-26A, Class AR (1)
600,000	1.329%, VAR ICE LIBOR USD 3 Month + 1.200%, 07/29/30	600,581
	Octagon Investment Partners 30, Series 2021-1A, Class A1R (1)
250,000	1.132%, VAR ICE LIBOR USD 3 Month + 1.000%, 03/17/30	250,410
	Towd Point Mortgage Trust, Series 2015-6, Class A1 (1) (3)
3,377	3.500%, 04/25/55	3,384
	Towd Point Mortgage Trust, Series 2017-2, Class A1 (1) (3)
20,037	2.750%, 04/25/57	20,262
	Towd Point Mortgage Trust, Series 2017-3, Class A1 (1) (3)
102,685	2.750%, 07/25/57	104,012
	Towd Point Mortgage Trust, Series 2017-4, Class A1 (1) (3)
66,506	2.750%, 06/25/57	67,827
	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,440,376)	3,439,047
	TAXABLE MUNICIPAL BONDS – 1.8%
	California – 0.7%
	California State University RB, Series B
130,000	3.065%, 11/01/42	132,421
150,000	2.965%, 11/01/39	152,941
	Golden State Tobacco Securitization RB
300,000	3.000%, 06/01/46	307,684
		593,046
	New Jersey – 0.2%
	State Economic Development Authority RB, Series A, NATL
154,000	7.425%, 02/15/29	195,189

Principal Amount ($)		Value $
	Pennsylvania – 0.4%
	Philadelphia Authority for Industrial Development RB
265,000	3.964%, 04/15/26	284,231
	Texas – 0.5%
	Cities of Dallas and Fort Worth RB, Series C
385,000	3.089%, 11/01/40	398,616
	TOTAL TAXABLE MUNICIPAL BONDS
	(Cost $1,412,829)	1,471,082
	TOTAL INVESTMENTS IN SECURITIES – 99.0%
	(Cost $81,526,308)	82,158,625
	OTHER ASSETS LESS LIABILITIES – 1.0%	818,054
	NET ASSETS – 100%	$82,976,679

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2021, the value of these securities amounted to $13,266,718, representing 16.0% of the net assets of the Fund.

(2)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(3)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

CLO — Collateralized Loan Obligation
DAC — Designated Activity Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Corporation
MTN — Medium Term Note
NATL — National Public Finance Guarantee Corporation
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (concluded)
October 31, 2021

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$44,003,649	$—	$44,003,649
U.S. Treasury Obligations	—	18,297,940	—	18,297,940
U.S. Government Mortgage-Backed Obligations	—	14,946,907	—	14,946,907
Asset-Backed Securities	—	3,439,047	—	3,439,047
Taxable Municipal Bonds	—	1,471,082	—	1,471,082
Total Investments in Securities	$—	$82,158,625	$—	$82,158,625

(1)	For the year ended October 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statement of Assets and Liabilities
October 31, 2021

Core Bond Fund
ASSETS
Investments in securities, at value — Note 2	$82,158,625
Cash	1,306,395
Prepaid expenses	11,126
Receivable for Fund shares sold	3,489
Due from Investment Adviser — Note 3	27,089
Interest receivable	380,393
TOTAL ASSETS	83,887,117
LIABILITIES
Payable for securities purchased	812,282
Payable for Fund shares redeemed	14,500
Audit fees payable	17,675
Sub-administration fees payable — Note 3	10,617
Trustees’ fees payable	3,468
Legal fees payable	1,994
Shareholder Servicing Fees, Investor Class — Note 3	1,990
Accrued expenses and other liabilities	47,912
TOTAL LIABILITIES	910,438
NET ASSETS	$82,976,679
Cost of securities	$81,526,308
NET ASSETS
Capital paid-in	$81,392,943
Total distributable earnings	1,583,736
NET ASSETS	$82,976,679
Net Assets:
R6	$73,925,798
Investor	9,050,881
Total shares outstanding end of year:
R6	7,064,818
Investor	864,480
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
R6	$10.46
Investor	10.47

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statement of Operations
For the Year Ended October 31, 2021

Core Bond Fund
INVESTMENT INCOME
Interest income	$2,280,059
TOTAL INVESTMENT INCOME	2,280,059
EXPENSES
Investment Advisory fees — Note 3	270,775
Sub-administration fees — Note 3	124,944
Shareholder Service fees, Investor Shares — Note 3	14,523
Trustees fees and expenses	14,040
Transfer agent fees	136,133
Registration fees	52,092
Legal fees	44,492
Pricing fees	26,057
Audit fees	21,236
Printing	18,297
Custodian fees	13,337
Other	22,222
TOTAL EXPENSES	758,148
Expenses waived by Investment Adviser — Note 3	(270,775)
Reimbursement from Investment Adviser	(126,879)
NET EXPENSES	360,494
NET INVESTMENT INCOME	1,919,565
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	2,984,089 (1)
Change in unrealized appreciation (depreciation) on investments	(3,638,458)
NET REALIZED AND UNREALIZED LOSS	(654,369)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,265,196

(1)	Includes realized gains of $941,227 due to in-kind redemptions (see Note 6).

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets
For the Year Ended October 31

	Core Bond Fund
	2021	2020(a)
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$1,919,565	$1,760,256
Net realized gain on investments	2,984,089	3,600,472
Net change in unrealized appreciation (depreciation) on investments	(3,638,458)	370,556
Net increase in net assets resulting from operations	1,265,196	5,731,284
Distributions:
R6 Shares	(3,210,773)	(3,051,554)
Investor Shares	(1,046,252)	(258,805)
Total distributions	(4,257,025)	(3,310,359)
Share Transactions:(1)
R6 Shares:
Sales of shares	30,737,099	14,428,574
Reinvestment of distributions	2,792,111	2,678,312
Issued in connection with in-kind transfer — Note 6	(29,217,874)	3,398,753
Redemption of shares	(3,383,531)	(9,962,378)
Total increase from R6 Share transactions	927,805	10,543,261
Investor Shares:
Sales of shares	5,173,308	713,204
Reinvestment of distributions	857,345	204,666
Redemption of shares	(31,039,331)	(10,163,295)
Merger — Note 11	—	43,903,288
Total increase (decrease) from Investor Share transactions	(25,008,678)	34,657,863
Net increase (decrease) in net assets from share transactions	(24,080,873)	45,201,124
Total increase (decrease) in net assets	(27,072,702)	47,622,049
Net Assets
Beginning of year	110,049,381	62,427,332
End of year	$82,976,679	$110,049,381

(1)	For share transactions, see Note 10 in Notes to Financial Statements.
(a)	Investor Shares commenced operations on June 29, 2020.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights
For the Years or Period Ended October 31,
Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Core Bond Fund
R6 Shares
2021	$10.82	$0.19	$(0.13)	$0.06	$(0.20)	$(0.22)	$(0.42)
2020	10.44	0.23	0.62	0.85	(0.25)	(0.22)	(0.47)
2019	9.67	0.29	0.79	1.08	(0.31)	—	(0.31)
2018(b)	10.00	0.20	(0.34)	(0.14)	(0.19)	—	(0.19)
Investor Shares
2021	$10.82	$0.18	$(0.12)	$0.06	$(0.19)	$(0.22)	$(0.41)
2020(c)	10.82	0.06	0.02	0.08	(0.08)	—	(0.08)

(1)	Per share net investment income calculated using average shares.
(a)
Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on January 31, 2018. All ratios have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on June 29, 2020. All ratios have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$10.46	0.50%	$73,926	0.32%	0.69%	1.78%	179%
10.82	8.34	75,315	0.32	0.81	2.20	144
10.44	11.27	62,427	0.32	0.78	2.91	134
9.67	(1.38)	38,061	0.32	1.48	2.74	48

$10.47	0.51%	$9,051	0.39%	0.74%	1.74%	179%
10.82	0.70	34,734	0.40	1.04	1.72	144

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements
October 31, 2021

NOTE 1 — ORGANIZATION
Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares. Included in this report is the Schroder Core Bond Fund (the “Fund,” or “Trust”), which is a diversified fund. The Schroder Core Bond Fund seeks long-term total return consistent with the preservation of capital.
The Schroder Total Return Fixed Income Fund merged with the Schroder Core Bond Fund following the close of business on June 29, 2020.
The Board of Trustees of the Schroder Global Series Trust (“SGST”), at the recommendation of Schroder Investment Management North America Inc. (the “Adviser”), approved a plan of liquidation providing for the liquidation of the Schroder North American Equity Fund’s assets and the distribution of the net proceeds pro rata to the Schroder North American Equity Fund’s shareholders on February 22, 2021 (the “Liquidation Date”).
The Schroder Long Duration Investment-Grade Bond Fund was liquidated following the close of business on October 26, 2021.
At a meeting held on June 24, 2021, the Board of Trustees of the Trust approved the reorganization of the Schroder Core Bond Fund into the Hartford Schroders Sustainable Core Bond Fund Hartford Fund (a series of The Hartford Mutual Funds II, Inc., a Maryland corporation). The reorganization took place following the close of business on November 12, 2021.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.
The following is a summary of significant accounting policies followed by the Fund, which are in conformity with U.S. GAAP:
SECURITY VALUATION: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2021

security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.
Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.
Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.
Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If SIMNA (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if the Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2021

price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
● Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date
● Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)
● Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the year ended October 31, 2021, there have been no significant changes to the Fund’s fair valuation methodologies. Fair value measurement classifications are summarized in the Fund’s Schedule of Investments.
FEDERAL INCOME TAXES: It is the intention of the Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of its net investment income during each calendar year, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund does not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of, and during the year ended October 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any tax-related interest or penalties.
INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of specific identification. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.
INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2021

amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.
EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Fund can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.
CLASSES OF SHARES: Income, realized and unrealized gains and losses of the Fund are prorated to the respective classes of shares based on relative net assets.
CASH: Idle cash may be swept into various overnight sweep accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income are declared and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on ex-date.
FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Fund bifurcates that portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), if any, is included in the “Statement of Operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in the “Statement of Operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. The Fund may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. The Fund may also seek to gain currency exposure or otherwise attempt to increase the Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.
WHEN-ISSUED SECURITIES: The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis, including TBAs, during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.
CONVERTIBLE SECURITIES: The Fund may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2021

securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
FUTURES: To the extent consistent with its investment objective and strategies, the Fund uses futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are found on the Statement of Operations as a component of net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.
Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. For the year ended October 31, 2021, there were no open futures contracts held by the Fund.
CUSTODY OFFSET: The Fund has an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations. There were no custody offsets for the year ended October 31, 2021.
NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENT AND DISTRIBUTION PLAN
The Fund has entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the Fund, at the following annual rates based on average daily net assets of the Fund taken separately. In order to limit the expenses of the R6 and Investor Shares of the Fund, as applicable, SIMNA has contractually agreed to waive management fees, pay and/or reimburse the applicable Fund for expenses through February 28, 2022, to the extent that the total annual fund operating expenses of the Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management Fee	R6 Shares	Investor Shares
Schroder Core Bond Fund	0.25%	0.32%	0.40%

Refer to Expenses Waived by Investment Adviser on the Statement of Operations for fees waived for the year ended October 31, 2021. As of October 31, 2021, there are no previously waived fees that are eligible to be recaptured from the Fund.
SIMNA has delegated certain day-to-day portfolio management authority to its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”). During the reporting period, SIMNA paid SIMNA Ltd. the following percentage of the investment advisory fees it received from the Fund, after waivers, as set forth below.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2021

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder Core Bond Fund	15%

The Trust has entered into an administration agreement with SEI Investments Global Funds Services (“SEI” or the “Administrator”), under which the Administrator provides administrative services to the Trust. For these services, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the year ended October 31, 2021, the Schroder Core Bond Fund paid $124,944 for these services.
The Trust and SEI Investments Distribution Co., (“SIDCO”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”), whereby SIDCO acts as principal underwriter for the Trust’s shares.
The Schroder Core Bond Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Shares of the Fund will be paid to financial intermediaries.
SIMNA or its affiliates may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources.
NOTE 4 — INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for the Fund, for the year ended October 31, 2021 were as follows:
	Purchases	Sales and Maturities
Schroder Core Bond Fund	$37,959,886	$60,678,551

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2021 were as follows:
	Purchases	Sales and Maturities
Schroder Core Bond Fund	$141,389,566	$122,218,686

NOTE 5 — FEDERAL INCOME TAXES
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The permanent difference is primarily attributed to different treatment for gains and losses on paydown of mortgage and asset backed securities for tax purposes. There is no permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2021.
The tax character of dividends and distributions declared during the years ended October 31, 2021 and October 31, 2020, was as follows:
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Schroder Core Bond Fund
2021	$3,616,546	$640,479	$—	$4,257,025
2020	2,929,381	380,978	—	3,310,359

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2021

As of October 31, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder Core Bond Fund	$1,124,129	$564,494	$(104,887)	$1,583,736

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sale losses which are deferred for tax purposes.
The Federal tax cost and aggregate gross appreciation and depreciation on investments held by the Fund at October 31, 2021, were as follows:
	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Schroder Core Bond Fund	$81,594,131	$1,177,881	$(613,387)	$564,494

NOTE 6 — IN-KIND TRANSFERS
On January 30, 2020, the Schroder Core Bond Fund issued shares in exchange for securities.
	Shares Issued	Value of Securities	Cash	Total
Schroder Core Bond Fund	325,551	$3,333,419	$65,334	$3,398,753

On August 17, 2021, the Schroder Core Bond Fund redeemed shares in exchange for securities.
	Shares Redeemed	Value of Securities	Cash	Total
Schroder Core Bond Fund	2,753,805	$26,389,283	$2,828,591	$29,217,874

NOTE 7 — PORTFOLIO INVESTMENT RISKS
Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to the Fund, and you should read the Fund’s prospectus carefully for a description of the principal risks associated with investing in the Fund.
Active Investment Management Risk: If the investment decisions and strategy of the Adviser and/or the Sub-Adviser, as applicable, do not perform as expected, the Fund could underperform its peers or lose money.
Market Risk: The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2021

affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.
Valuation Risk: Certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction.
Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Debt Securities Risk: Investing in debt securities may expose the Fund to credit risk, interest rate risk and inflation/deflation risk (each as described below) or valuation risk (as described above), among other risks.
Interest Rate Risk: Fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates.
Credit Risk: The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security’s value.
Rating Agencies Risk: Ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question.
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.
Large Shareholder Risk: Certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser and the Sub-Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund.
NOTE 8 — BENEFICIAL INTEREST
The following table shows the number of shareholders each owning of record, or to the knowledge of the Fund beneficially, 10% or more of shares of the Fund outstanding as of October 31, 2021 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2021

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder Core Bond Fund, R6 Shares	4	87.69%
Schroder Core Bond Fund, Investor Shares	4	67.46%

NOTE 9 — LINE OF CREDIT
The Fund entered into a credit agreement on October 6, 2008, as amended from time to time, that enables it to participate in a $6 million committed revolving line of credit with JPMorgan Chase Bank, N.A. The maturity date for the credit agreement is December 31, 2021. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Fund based on the borrowings at the current reference rate. The Fund pays an annual commitment fee of 0.20% on the total amount of the credit facility. There were no borrowings under the line of credit for the year ended October 31, 2021.
NOTE 10 — CAPITAL SHARE TRANSACTIONS
Capital share transactions for the years ended October 31, 2021 and October 31, 2020, were as follows:
	Core Bond Fund
	2021	2020
R6 Shares:
Sales of shares	2,913,476	1,359,635
Reinvestment of distributions	261,730	252,084
Issued (Redeemed) in connection with in-kind transfer	(2,753,805)	325,551
Redemption of shares	(320,272)	(954,533)
Net increase in R6 Shares	101,129	982,737
Investor Shares:
Sales of shares	481,714	65,290
Reinvestment of distributions	79,975	18,781
Issued (Redeemed) in connection with merger	—	4,057,430
Redemption of shares	(2,908,658)	(930,052)
Net increase (decrease) in Investor Shares	(2,346,969)	3,211,449

NOTE 11 — FUND MERGER
The Board of the Schroder Series Trust, on March 19, 2020, at the recommendation of the Adviser, approved: (i) a proposed agreement and plan of reorganization (the “Reorganization”) between Schroder Core Bond Fund (the “Acquiring Fund”) and Schroder Total Return Fixed Income Fund (the “Target Fund”); and (ii) the creation of an Investor Share Class of the Acquiring Fund subject to the same fees as the existing Investor Share Class of the Target Fund. The transaction was tax-free, meaning that the Schroder Total Return Fixed Income Fund’s shareholders became shareholders of the Schroder Core Bond Fund without realizing any gain or loss for federal income tax purposes.
The Reorganization occurred as of the close of business on June 29, 2020, whereby all of the assets of the Target Fund were transferred to the corresponding Acquiring Fund and shareholders of Investor Shares of the Target Fund received Investor Shares of the Acquiring Fund, in exchange for their shares as follows:

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2021

Target Fund	Net Assets	Shares	Undistributed Net Investment Income	Net Realized Loss on Investments	Unrealized Appreciation on Investments
Schroder Total Return Fixed Income Fund	$43,903,288	4,129,794	$224,050	$(2,359,166)	$1,765,338

Acquiring Fund	Shares Issued	Net Assets Prior to Merger	Net Assets After Merger
Schroder Core Bond Fund	4,057,430	$72,101,588	$116,004,876

Assuming the Reorganization had been completed on November 1, 2019, the beginning of the annual reporting period, the Target Fund pro forma results of operations for the period ended October 31, 2020 are as follows:
Target Fund	Net Investment Income	Net Realized Gain on Investments	Unrealized Appreciation on Investments
Schroder Total Return Fixed Income Fund	$2,513,704	$5,044,571	$1,051,375

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since June 29, 2020.
For financial reporting purposes, assets received and shares issued by the Target Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund, in the amount of $41,505,262, was carried forward to align ongoing reporting of the Target Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers of $2,123,250.
NOTE 12 — CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Fund has selected BBD, LLP (“BBD”) to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2021. The decision to select BBD was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Trustees on September 22, 2021. During the fiscal year ended October 31, 2020, neither the Fund, nor anyone on its behalf, consulted with BBD on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of BBD does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Ernst & Young LLP (“EY”), for the fiscal year ended October 31, 2020. On November 3, 2021, EY resigned as the Independent Registered Public Accounting Firm for the Fund. EY’s report on the Fund’s financial statements for fiscal year ended October 31, 2020 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal year ended October 31, 2020 and the subsequent interim period through November 3, 2021 (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure,

Schroder Mutual Funds

Notes to Financial Statements (concluded)
October 31, 2021

or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.
NOTE 13 — SUBSEQUENT EVENTS
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, see the below disclosure to the financial statements as of October 31, 2021.
At a meeting held on June 24, 2021, the Board of Trustees of the Trust approved the reorganization of the Schroder Core Bond Fund into the Hartford Schroders Sustainable Core Bond Fund Hartford Fund (a series of The Hartford Mutual Funds II, Inc., a Maryland corporation). The reorganization took place following the close of business on November 12, 2021.

Schroder Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schroder Series Trust
and the Shareholders of Schroder Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Schroder Core Bond Fund, a series of shares of beneficial interest in Schroder Series Trust (the “Fund”), including the schedule of investments, as of October 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended October 31, 2020 and the financial highlights for the period January 31, 2018 (commencement of operations) through October 31, 2020 were audited by other auditors whose reports dated December 28, 2019 and December 29, 2020, expressed an unqualified opinion on the financial statement and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP
We have served as the auditor of one or more of the Funds in the Schroder Series Trust since 2021.
Philadelphia, Pennsylvania
December 28, 2021

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one). Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the fund. The fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2021 to October 31, 2021).
The table below illustrates your Fund’s costs in two ways.
●
Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●
Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.
	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder Core Bond Fund
Actual Expenses
R6 Shares	$1,000.00	$1,013.00	0.32%	$1.62
Investor Shares	1,000.00	1,012.60	0.37	1.88
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,023.59	0.32%	$1.63
Investor Shares	1,000.00	1,023.34	0.37	1.89

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

Schroder Mutual Funds

Trustees and Officers (unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-464-3108. The following chart lists Trustees and Officers as of October 31, 2021.

Name and Year of Birth	Position with Trust and Length of Time Served [1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years [4]
INTERESTED TRUSTEES [2,3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2017)
Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, The Advisors’ Inner Circle III, Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

INDEPENDENT TRUSTEES [3]
JOHN C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2017)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, The Advisors’ Inner Circle III and Gallery Trust.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

[2]	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
[3]	Trustees oversee 1 fund in Schroder Series Trust.
[4]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Schroder Mutual Funds

Trustees and Officers (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served [1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years [3]
INDEPENDENT TRUSTEES [2]
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2017)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., The Advisors’ Inner Circle III, Gallery Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.
Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

JAY C. NADEL (Born: 1958)	Trustee (since 2017)	Self-Employed Consultant since 2004.
Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, The Advisors’ Inner Circle III and Gallery Trust.
Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

RANDALL S. YANKER (Born: 1960)	Trustee (since 2017)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., The Advisors’ Inner Circle III and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

NICHELLE MAYNARD-ELLIOT (Born: 1968)	Trustee (Since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

[2]	Trustees oversee 1 fund in Schroder Series Trust.
[3]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Schroder Mutual Funds

Trustees and Officers (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past 5 Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2017)	Director of Client Service, SEI Investments Company, since 2004.	None.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)
Attorney, SEI Investments, since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
None.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
ANDREW METZGER (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2017)
Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware WiIshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.
None.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)
Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
None.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2017) and Anti-Money Laundering Officer (since 2017)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

Schroder Mutual Funds

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2021, the Fund has designated the following items with regard to distributions paid during the year.
	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit
Schroder Core Bond Fund	0.00%	15.05%	84.95%	100.00%	0.00%	0.00%	0.00%	36.84%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.
(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(5)
The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid to foreign investors.

Notes

Notes

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
Social Security number and income
account balances and account transactions
assets and investment experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call DST AMS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Privacy Statement

Who we are
Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC
What we do
How does Schroders protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?
We collect your personal information, for example, when you
• open an account and provide account information
• give us your contact information
• show your driver’s license or government issued ID
• enter into an investment advisory contract
• make a wire transfer

Why can’t I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Adviser	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018-3706
Trustees	William M. Doran Jon C. Hunt Thomas P. Lemke Randall S. Yanker Jay C. Nadel Nichelle Maynard-Elliot
Distributor	SEI Investments Distribution Co. 1 Freedom Valley Drive Oaks, Pennsylvania 19456
Transfer & Shareholder Servicing Agent	DST Asset Manager Solutions, Inc.
Custodian	JPMorgan Chase Bank
Counsel	Morgan, Lewis & Bockius LLP
Independent Registered Public Accounting Firm	BBD, LLP

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Series Trust P.O. Box 219360 Kansas City, MO 64121-9360 (800) 464-3108

SCH-AR-001-0500

Item 2 Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.     Principal Accountant Fees and Services.

Fees billed by Ernst & Young (“EY”) relate to the Schroder Series Trust (the “Trust”).

EY billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	N/A	N/A	N/A	$56,220	$0	$0
(b)	Audit-Related Fees	N/A	N/A	N/A	$0	$0	$0
(c)	Tax Fees	N/A	N/A	N/A	$0	$0	$0
(d)	All Other Fees	N/A	N/A	N/A	$0	$0	$0

Fees billed by BBD, LLP (“BBD”) relate to the Schroder Series Trust (the “Trust”).

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$20,400	$0	$0	N/A	N/A	N/A
(b)	Audit-Related Fees	$0	$0	$0	N/A	N/A	N/A
(c)	Tax Fees	$0	$0	$0	N/A	N/A	N/A
(d)	All Other Fees	$0	$0	$0	N/A	N/A	N/A

Notes:
(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax compliance services provided to service affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.   require specific pre-approval;

2.   are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.   have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy.  In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by EY applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)	Percentage of fees billed by BBD applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by EY for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively. The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
Schroder Series Trust

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
President

Date: January 7, 2022

By (Signature and Title)
/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: January 7, 2022